Exhibit 10.1

CONCORDIA ANNOUNCES FILING DEREGISTRATION FORMS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION THE FOLLOWING GROUP COMPANIES: CONCORDIA BUS NORDIC AB (PUBL), CONCORDIA BUS FINLAND OY AB, CONCORDIA BUS NORDIC AB AND CONCORDIA BUS NORDIC HOLDING AB.

October 20, 2008 - Concordia Bus Nordic AB (publ) (the “Company”), Concordia Bus Finland OY AB, Concordia Bus Nordic AB and Concordia Bus Nordic Holding AB (together with the Company, the “Concordia Companies”), announced today that they intend to voluntarily filed deregistration forms with the U.S. Securities and Exchange Commission (the “SEC”) in connection with terminating their respective reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Concordia Companies are filing Form 15F’s with the SEC on or about the date hereof.  Upon filing the Form 15F’s, their respective reporting obligations under the Exchange Act are immediately suspended, meaning they will no longer submit reports to the SEC.  The deregistration will be effective 90 days after the filing, unless the Form 15F’s are earlier withdrawn by the Concordia Companies.

The Company expects to continue publishing its annual report and consolidated financial accounts and other documents and communications in accordance with Exchange Act Rule 12g3-2(b) on its website http://www.concordiabus.com.

The Concordia Companies decided to deregister under the Exchange Act to reduce both the costs and complexity of complying with the periodic reporting obligations of the Exchange Act in addition to those of their own jurisdictions.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements. The Company has based these forward-looking statements on our current expectations and projections about future events. These forward looking statements can be identified by the use of forward-looking terminology, including the terms “believe,” “estimate,” “anticipate,” “expect,” “intend,” “continue,” “may,” “will” or “should” or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company cautions you that forward-looking statements are not guarantees of future performance and that the Company’s actual actions may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if the Company’s actions are consistent with the forward-looking statements contained in this press release, those actions or developments may not be indicative of actions or developments in subsequent periods.

The Company undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur. You should not interpret statements regarding past trends or activities as representations that those trends or activities will continue in the future.